Loans receivable	12 Months Ended
Dec. 31, 2022
Loans receivable
Loans receivable

10. Loans receivable

As at December 31	2022	2021
Bridge Financing - Stornoway Diamonds[1]	$11,096	$8,561
Working Capital Facility - Stornoway Diamonds[2]	—	1,127
Total loans receivable	$11,096	$9,688
1.	Represents a receivable under a bridge financing facility provided by certain secured lenders, including the Company, in June 2019 to Stornoway and certain of its subsidiaries. The loan bears interest at 8.25% per annum, which is calculated and compounded monthly and is capitalized until repayment. The increase in the loan balance during the year ended December 31, 2022 represents additional funding and interest accrued on the loan. The loan has been extended to December 31, 2025 and has been reclassified to non-current. Refer to Note 6f for additional details.
2.	Represents working capital financing initially provided to Stornoway in 2019. The loan was fully repaid on April 29, 2022.